UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2023

Monroe Capital Income Plus Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 258-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 2, 2023, MC Income Plus Financing SPV II LLC (the “Borrower”), a wholly-owned subsidiary of Monroe Capital Income Plus Corporation (the “Company”), as borrower, and the Company, as collateral manager, entered into an amendment (the “First Amendment”) to the Term Credit and Security Agreement, dated as of December 20, 2022 (the “TCSA”) with KeyBank National Association, as administrative agent (the “Administrative Agent”) and lead arranger, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as document custodian (the “Credit Facility”).

Among other changes, the First Amendment permits MC Income Plus Financing SPV LLC to sell certain loan assets to the Borrower initially, on a temporary basis, as participation interests, pending elevation to full assignments in the ordinary course of business, in each case in connection with increases in the Facility Amount of the Credit Facility.

On February 3, 2023, the Company increased the Facility Amount pursuant to the accordion feature of the Credit Facility from $100 million of aggregate commitments to $155 million of aggregate commitments under the Credit Facility. The accordion feature in the Credit Facility allows the Company, under certain circumstances, to increase the total size of the facility upon request to the Administrative Agent and with the consent of one or more increasing or additional lenders.

The description above is only a summary of the First Amendment, and is qualified in its entirety by reference to the copy of the First Amendment, which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: February 6, 2023	By:	/s/ Lewis W. Solimene, Jr.
Lewis W. Solimene, Jr.
Chief Financial Officer, Treasurer and Corporate Secretary